As filed with the U.S. Securities and Exchange Commission on January 19, 2023

Registration No. 333-264372

Amendment No. 6

to

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

LA ROSA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	6531	87-1641189
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1420 Celebration Blvd., 2nd Floor

Celebration, FL 34747

(321) 250-1799

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Joseph La Rosa

Chief Executive Officer

1420 Celebration Blvd., 2nd Floor

Celebration, FL 34747

(321) 250-1799

(Name, address, including zip code and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Ross D. Carmel, Esq. Carmel, Milazzo & Feil LLP 55 West 39th Street, 18th Floor New York, NY 10018 (646) 838-1310	M. Ali Panjwani, Esq. Pryor Cashman LLP 7 Times Square New York, NY 10036 (212) 421-4100

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

La Rosa Holdings Corp. is filing this amendment (this “Amendment No. 6”) to its registration statement on Form S-1 (File No. 333-264372) as an exhibits-only filing. Accordingly, this Amendment No. 6 consists only of the facing page, this explanatory note, Item 16(a) of Part II of the registration statement, the signature page to the registration statement, and the filed exhibit. The remainder of the registration statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a) The following exhibits are included herein or incorporated by reference.

Exhibit No.	Description
1.1†	Form of Underwriting Agreement
3.1†	Articles of Incorporation of La Rosa Holdings Corp.
3.2†	Amended and Restated Articles of Incorporation of La Rosa Holdings Corp.
3.3†	Bylaws of La Rosa Holdings Corp.
3.4†	Certificate of Amendment to Articles of Incorporation for 3.5 for 1 reverse stock split
3.5†	Certificate of Correction of Certificate of Amendment to Articles of Incorporation for 10 for 1 reverse stock split
4.1†	Form of Common Stock certificate
4.2†	Form of Representative’s Warrant
4.3†	Warrant issued to Exchange Listing, LLC
4.4†	Form of Warrant
5.1	Opinion of Carmel, Milazzo & Feil LLP
10.1#†	2022 Equity Incentive Plan
10.2#†	Form of Stock Option Agreement
10.3†	Reorganization Agreement And Plan of Share Exchange dated July 22, 2021 by and among La Rosa Holdings Corp., La Rosa Coaching, LLC, La Rosa CRE, LLC, La Rosa Franchising, LLC, La Rosa Property Management, LLC, and La Rosa Realty, LLC.
10.4#†	Form of Employment Agreement by and between La Rosa Holdings Corp. and Joseph La Rosa dated November 1, 2021
10.5#†	Form of Employment Agreement by and between La Rosa Holdings Corp. and Mark Gracy dated November 18, 2021
10.6#†	Director Agreement by and between La Rosa Holdings Corp. and Thomas Stringer
10.7#†	Director Agreement by and between La Rosa Holdings Corp. and Jodi R. White
10.8#†	Director Agreement by and between La Rosa Holdings Corp. and Michael La Rosa
10.9#†	Director Agreement by and between La Rosa Holdings Corp. and Ned L. Siegel
10.10†	Form of Convertible Note Purchase Agreement
10.11†	Convertible Promissory Note by La Rosa Holdings Corp. to Rodney and Jennifer Bosley dated August 18, 2021
10.12†	Convertible Promissory Note by La Rosa Holdings Corp. to Capital Pro LLC dated July 22, 2021
10.13†	Convertible Promissory Note by La Rosa Holdings Corp. to Andres L. Hebra dated July 22, 2021
10.14†	Convertible Promissory Note by La Rosa Holdings Corp. to ROI Funding LLC dated July 22, 2021
10.15†	Convertible Promissory Note by La Rosa Holdings Corp. to Nadia Tattrie dated August 27, 2021
10.16†	Convertible Promissory Note by La Rosa Holdings Corp. to Sonia Fuentes-Blanco dated September 14, 2021
10.17†	Convertible Promissory Note by La Rosa Holdings Corp. to Patricia Jacome dated August 16, 2021
10.18†	Convertible Promissory Note by La Rosa Holdings Corp. to Reyex Consulting, LLC dated October 12, 2021
10.19†	Convertible Promissory Note by La Rosa Holdings Corp. to Anderson Correa dated October 11, 2021
10.20†	Convertible Promissory Note by La Rosa Holdings Corp. to Katherine Lemieux dated October 15, 2021
10.21†	Convertible Promissory Note by La Rosa Holdings Corp. to Luz Josanny Colon dated September 28, 2021
10.22†	Convertible Promissory Note by La Rosa Holdings Corp. to Junior A. Morales Barreto dated October 15, 2021
10.23†	Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021

II-1

10.24†	Convertible Promissory Note by La Rosa Holdings Corp. to Michael Kerns dated October 15, 2021
10.25†	Convertible Promissory Note by La Rosa Holdings Corp. to Seana Abdelmajid dated October 20, 2021
10.26†	Convertible Promissory Note by La Rosa Holdings Corp. to Milton Ocasio LLC dated September 28, 2021
10.27†	Convertible Promissory Note by La Rosa Holdings Corp. to Gihan Awad dated October 12, 2021
10.28†	Franchise disclosure document of La Rosa Franchising, LLC dated March 2, 2020, and template Franchise Agreement
10.29†	Capital Market Advisory Agreement by and between La Rosa Realty Corp. and Exchange Listing, LLC dated May 12, 2021
10.30†	Lease Agreement by and between Crosscreek Village Station LLC and La Rosa Realty, LLC dated August 2, 2018, for office space located at Crosscreek Village shopping center, St. Cloud Florida
10.31†	Lease Agreement by and between LJR Partners LLC and La Rosa Realty, LLC dated May 28, 2021, for office space located at 377-381 N. Krome Avenue, Homestead, Florida
10.32†	Lease Agreement by and between Baez-Pavon Ins Group LLC and La Rosa Realty, LLC dated November 16, 2021, for office space located at 3388 Magic Oak LN, Sarasota, Florida
10.33†	Amendment to Capital Market Advisory Agreement dated December 16, 2021
10.34†	Convertible Promissory Note by La Rosa Holdings Corp. to Norkis Fernandez dated October 15, 2021
10.35†	Convertible Promissory Note by La Rosa Holdings Corp. to Shakira Cortez dated December 13, 2021
10.36†	Convertible Promissory Note by La Rosa Holdings Corp. to Randy Vasquez dated December 18, 2021
10.37†	Convertible Promissory Note by La Rosa Holdings Corp. to Victor Cruz dated January 7, 2022
10.38#†	Form of Employment Agreement by and between La Rosa Holdings Corp. and Brad Wolfe dated January 10, 2022
10.39†	Membership Interest Purchase Agreement dated as of January 11, 2022 by and among La Rosa Holdings Corp. and Thomas Stewart and La Rosa Realty North Florida, LLC
10.40†	Stock Purchase Agreement dated as of January 6, 2022 by and among La Rosa Holdings Corp. and Norkis Fernandez and La Rosa Realty Lake Nona, Inc.
10.41†	Membership Interest Purchase Agreement dated as of January 5, 2022 by and among La Rosa Holdings Corp. and Kevin Guzman and Carmen Aileen Guzman and La Rosa Realty The Elite LLC
10.42†	Membership Interest Purchase Agreement dated as of January 6, 2022 by and among La Rosa Holdings Corp. and Ricky Miller and La Rosa Realty Lakeland LLC
10.43†	Membership Interest Purchase Agreement dated as of December 21, 2021 by and among La Rosa Holdings Corp. and Maria Flores-Garcia and Horeb Kissimmee Realty LLC
10.44†	Membership Interest Purchase Agreement dated as of January 7, 2022 by and among La Rosa Holdings Corp. and Carlos G. Bonilla and La Rosa CW Properties LLC
10.45†	(Consulting) Agreement dated January 10, 2022 between La Rosa Holdings Corp. and Bonilla Opportunity Fund I Ltd.
10.46†	Stock Purchase Agreement dated as of January 10, 2022 between Bonilla Opportunity Fund I Ltd. and La Rosa Holdings Corp.
10.47†	Renewal Note due April 30, 2022 by La Rosa Realty Corp. to ELP Global PLLC dated March 10, 2022
10.48†	Agent Incentive Plan
10.49#†	Amendment No. 1 dated March 18, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Brad Wolfe
10.50†	Note due December 31, 2021 by La Rosa Realty Corp. and ELP Global PLLC dated July 15, 2021
10.51†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated February 25, 2022
10.52†	Form of Warrant Agency Agreement by and between La Rosa Holdings Corp. and Vstock Transfer, LLC
10.53#†	Amendment No. 2 dated April 7, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Brad Wolfe
10.54†	Amendment dated April 14, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021
10.55†	Convertible Promissory Note by La Rosa Holdings Corp. to Peter Lopez dated February 22, 2022
10.56†	Amendment No. 1 to La Rosa Holdings Corp. 2022 Agent Incentive Plan dated April 26, 2022
10.57#†	Form of Amended Employment Agreement by and between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022
10.58†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022
10.59†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated May 17, 2022
10.60#†	Form of Employment Agreement by and between La Rosa Holdings Corp. and Josh Epstein dated May 17, 2022
10.61#†	Amendment No. 1 dated June 9, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Mark Gracy
10.62#†	Amendment No. 1 dated June 13, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Josh Epstein
10.63†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated June 29, 2022
10.64#†	Letter Agreement between La Rosa Holdings Corp. and Heritage Corporate Advisors dated July 8, 2022
10.65†	Amendment to Capital Market Advisory Agreement by and between La Rosa Holdings Corp. and Exchange Listing, LLC dated July 1, 2022
10.66†	Amendment to (Consulting) Agreement by and between La Rosa Holdings Corp. and Bonilla Opportunity Fund I Ltd. dated July 20, 2022
10.67#†	Form of Restricted Stock Unit Agreement
10.68#†	Form of Amendment to Restricted Stock Unit Agreement
10.69†	Form of Extension Agreement to Note Purchase Agreement
10.70†	Form of Debt Exchange Agreement
10.71†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated July 29, 2022
10.72†	Amendment dated August 22, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021
10.73†	Capital Market Advisory Agreement by and between La Rosa Realty Corp. and Exchange Listing, LLC dated July 1, 2022
10.74†	Unsecured Subordinated Promissory Note No. A-1 between La Rosa Holdings Corp. and Gina Salerno dated August 22, 2022
10.75†	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated January 5, 2022 by and among La Rosa Holdings Corp. and La Rosa Realty the Elite, LLC
10.76†	Amendment dated September 15, 2022 to Stock Purchase Agreement dated January 6, 2022 by and among La Rosa Holdings Corp. and La Rosa Realty Lake Nona, Inc.
10.77†	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated January 11, 2022 by and among La Rosa Holdings Corp. and La Rosa Realty North Florida, LLC
10.78†	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated December 21, 2021 by and among La Rosa Holdings Corp. and Horeb Kissimmee Realty, LLC
10.79†	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated January 6, 2022 by and among La Rosa Holdings Corp. and La Rosa Realty Lakeland, LLC
10.80†	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated January 7, 2022 by and among La Rosa Holdings Corp. and La Rosa CW Properties LLC
10.81†	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated October 3, 2022
10.82†#	Amendment No. 2 dated October 18, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Mark Gracy
10.83†	Convertible Promissory Note by La Rosa Holdings Corp. to Gemma and Whitfield Pressinger dated October 5, 2022
10.84†	Convertible Promissory Note by La Rosa Holdings Corp. to Misael Ortega dated October 7, 2022
10.85†#	Form of Employment Agreement by and between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022
10.86†	Amendment No. 1 dated October 28, 2022 to the Unsecured Subordinated Promissory Notes by La Rosa Holdings Corp. to Joseph La Rosa dated February 25, 2022, dated April 29, 2022, dated May 17, 2022, dated June 29, 2022, dated July 28, 2022, dated October 3, 2022.
10.87†	Amendment dated October 30, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021
10.88†	Form of Extension Agreement dated October 25, 2022 to a Note Purchase Agreement
10.89†	Form of Second Extension Agreement October 25, 2022 to a Note Purchase Agreement
10.90†	Securities Purchase Agreement by and between La Rosa Holdings Corp. and Named Investors dated November 14, 2022
10.91†	Senior Secured Convertible Promissory Note by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022
10.92†	Pledge and Security Agreement by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022
10.93†	Common Share Purchase Warrant by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022
10.94†#	Amendment No. 1 dated November 14, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022
10.95†	Convertible Original Issue Discount Promissory Note by and Between La Rosa Holdings Corp. and Joseph La Rosa dated December 2, 2022
10.96†	Common Stock Purchase Warrant by and between La Rosa Holdings Corp. and Joseph La Rosa dated December 2, 2022.
14.1†	Code of Business Conduct and Ethics
21.1†	List of subsidiaries
23.1†	Consent of Marcum LLP
23.2	Consent of Carmel, Milazzo & Feil LLP (to be included in Exhibit 5.1)
23.3†	Consent of Rosenberg Rich Baker Berman, P.A.
99.1†	Director Consent of Thomas Stringer
99.2†	Director Consent of Jodi R. White
99.3†	Director Consent of Michael La Rosa
99.4†	Director Consent of Ned L. Siegel
99.5†	La Rosa Holdings Corp. Audit Committee Charter

II-2

99.6†	La Rosa Holdings Corp. Compensation Committee Charter
99.7†	La Rosa Holdings Corp. Nominating and Corporate Governance Committee Charter
107†	Calculation of Filing Fee Tables

# Management contracts or compensatory plans, contracts or arrangements.

† Previously filed.

II-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Celebration, State of Florida, on January 19, 2023.

LA ROSA HOLDINGS CORP.

By:	/s/ Joseph La Rosa
Name:	Joseph La Rosa
Title:	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Joseph La Rosa	Founder, President, Chief Executive Officer, and Director (Principal Executive Officer)	January 19, 2023
Joseph La Rosa

/s/ Kent Metzroth*	Chief Financial Officer (Chief Accounting Officer)	January 19, 2023
Kent Metzroth

/s/ Michael A. La Rosa*	Director	January 19, 2023
Michael A. La Rosa

/s/ Ned L. Siegel*	Director	January 19, 2023
Ned L. Siegel

/s/ Thomas Stringer*	Director	January 19, 2023
Thomas Stringer

/s/ Jodi R. White*	Director	January 19, 2023
Jodi R. White

*	By Joseph La Rosa, Attorney-In-Fact

II-4